Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International’s Pure Sunfarms Receives Cannabis Cultivation License Amendment for Delta 2 Greenhouse, Increasing Production Capacity by 50%

– Pure Sunfarms Expects to Begin Planting First Half of Delta 2 Facility in September of This Year with Second Half Targeted to Begin Production in 2022 –

Vancouver, B.C., July 1, 2021 – Village Farms International, Inc. (the “Company” or “Village Farms”) (TSX: VFF) (NASDAQ: VFF) today announced its wholly owned subsidiary, Pure Sunfarms, Canada’s premiere cannabis cultivator and brand, has received from Health Canada an amendment to the cultivation license (the “License Amendment”) for its 1.1 million square foot Delta 2 greenhouse facility (the adjacent facility to its Delta 3 facility), permitting Pure Sunfarms to cultivate cannabis immediately in the half of the Delta 2 facility for which conversion to cannabis production has been completed.  Under the License Amendment, Pure Sunfarms is also permitted to begin cannabis production in the remaining half of the Delta 2 facility when conversion of that half of facility for cannabis production has been completed.

The amendment to the Delta 2 cultivation license immediately increases Pure Sunfarms’ total cultivation capacity to 1.65 million square feet, all of which is at a single location in Delta, British Columbia.  Pure Sunfarms expects to begin planting in the completed half of the Delta 2 facility in September of this year, with the first harvest expected in November of this year.  Pure Sunfarms expects to further increase its cultivation capacity to 2.2 million square feet during the second half of 2022 upon completion of the conversion of the remaining half of the Delta 2 facility for cannabis production.

“As many licensed producers in Canada scale back operations, we are proud and excited to be significantly expanding production to meet the expected continued growth in Pure Sunfarms’ retail branded sales, driven by Pure Sunfarms’ leading brand market share in dried flower against the backdrop of the overall growth in the Canadian market, as well as additional opportunities that we are pursuing both within Canada and in international markets,” said Michael DeGiglio, CEO, Village Farms. “Pure Sunfarms has delivered three consecutive quarters of 20 percent or greater growth in retail branded sales, and during the first two months of the second quarter of 2021 was once again the top-selling brand of dried cannabis in Canada’s largest provincial market, as it has been in every quarter since it launched its retail branded products in the fourth quarter of 20191.”

Mr. DeGiglio added, “With this expansion, we expect to benefit from additional economies of scale and other efficiencies that will further support our unique ability to not only offer premium quality cannabis products at an everyday price but to do so while consistently generating profitability.  As it has done with the existing

Delta 3 facility, which is currently operating at full production, Pure Sunfarms will prudently deploy Delta 2’s production capacity to meet sales demand while continuing to effectively manage inventory levels.”

Notes

1. Market share performance cited has been calculated by Pure Sunfarms from sales information provided by Ontario Cannabis Store.

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating greenhouse growers in North America. The Company leverages decades of experience in large-scale, low-cost intensive agriculture as a vertically integrated produce supplier to pursue high-value, high-growth plant-based Consumer Packaged Goods opportunities in cannabis and CBD in North America and select markets internationally.

The Company's wholly owned Canadian subsidiary, British-Columbia-based Pure Sunfarms is currently one of the single largest cannabis operations in the world, one of the lowest-cost greenhouse producers and one of the best-selling brands in Canada.

In the U.S., subject to compliance with all applicable U.S. federal and state laws, Village Farms is pursuing a strategy to become a leading developer and supplier of branded and white-labeled CBD products targeting major retailers and consumer packaged goods companies. Village Farms has one of the largest greenhouse operations in the country and is strategically positioned to utilize its agricultural experience and Pure Sunfarms' operational and product expertise, to pursue potential high-THC cannabis opportunities as legally permitted to do so.

Internationally, Village Farms evaluates and targets select, nascent, legal cannabis and CBD opportunities with significant long-term potential, with an initial focus on the Asia-Pacific region through its investment in Australia-based Altum International.

For further information

Lawrence Chamberlain

Investor Relations

LodeRock Advisors

(416) 519-4196

lawrence.chamberlain@loderockadvisors.com

CO: Village Farms International, Inc.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This press release also contains "forward-looking information" within the meaning of applicable Canadian securities law.

We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts.

The forward-looking statements in this press release are subject to risks that may include, but are not limited to our ability to continue our greenhouse growing operations at current scale, cost and our ability related to continue to be a vertically integrated produce supplier and legal, financial and regulatory risks related to pursuing high-value, high growth plant-based Consumer Packaged Goods opportunities in cannabis and CBD in North America and select markets internationally, our ability to maintain low costs and market-leading position in Canada. Our strategy to pursue a leading position as a developer and supplier of branded and white-labeled CBD products targeting major retailers and consumer packaged goods companies and the pursuit of potential high-THC cannabis opportunities are subject to risks associated with the legal status of the cannabis business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses, existing and new governmental regulations, regulatory compliance and licenses and changes in our regulatory requirements; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, that may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this press release. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.